UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 30, 2021
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032
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(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030
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(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000
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Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	JW.A	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	JW.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of John Wiley & Sons, Inc. (the “Company”) was held on September 30, 2021. Shareholders voted as follows on the matters presented for a vote.

(1)
At the Annual Meeting, the holders of 44,934,857 shares of the Company’s Class A Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the voting results for each Class A Director:

	FOR	WITHHELD	Broker Non Votes
Beth Birnbaum	42,473,595	695,600	1,765,662
David C. Dobson	41,738,752	1,430,443	1,765,662
Mariana Garavaglia	42,472,662	696,533	1,765,662

At the Annual Meeting, the holders of 8,748,241 shares of the Company’s Class B Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the voting results for each Class B Director:

	FOR	WITHHELD	Broker Non Votes
Brian A. Napack	8,507,122	395	240,724
Jesse C. Wiley	8,507,200	317	240,724
Mari J. Baker	8,347,640	159,877	240,724
George Bell	8,507,122	395	240,724
Laurie A. Leshin	8,348,640	158,877	240,724
Raymond W. McDaniel, Jr.	8,507,200	317	240,724
William J. Pesce	8,507,122	395	240,724

(2)
At the Annual Meeting, the holders of 13,241,727 votes outstanding were represented in person or by proxy constituting a quorum to ratify the appointment by the Board of Directors of KPMG LLP as independent public accountants for the Company for the fiscal year ending April 30, 2022; tabulation as follows:

FOR	AGAINST	ABSTAIN
13,163,856	73,932	3,939

(3)
At the Annual Meeting, the holders of 13,241,727 votes outstanding were represented in person or by proxy constituting a quorum to consider and approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; tabulation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,733,244	86,967	4,226	417,290

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Executive Vice President and Chief Financial Officer

Dated: October 1, 2021